                                                                   EXHIBIT 10.12

                              PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (this "Agreement"), dated as of August 24th 2000, is by and between IPG PHOTONICS CORPORATION, a corporation organized under the laws of the State of Delaware ("Purchaser"), and IP FIBRE DEVICES U.K. (LIMITED), a company organized under the laws of the United Kingdom ("Seller"), the owner of 50% of the outstanding common stock of IPG Laser GmbH, a corporation organized under the laws of the Republic of Germany (the "Company").

                                   RECITALS
                                   --------

     A. Purchaser desires to purchase all of the issued and outstanding equity interests owned by Seller in the Company.

     B. Seller owns 50% of the total issued and outstanding equity interests in the Company.

     C. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of Seller's equity interests in and to the Company, all on the terms and conditions, and subject to the limitations and exclusions, set forth herein.

     NOW, THEREFORE, in consideration of the purchase price described below, the representations, warranties, and mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   Section 1

                                  DEFINITIONS

     1.1. The following capitalized terms used in this Agreement shall have the meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined) set forth in this Section 1. Except as otherwise indicated, all, agreements or instruments herein defined shall mean such agreements or instruments as from time to time assigned, supplemented or amended or as the terms thereof may be waived or modified.

     "Company" shall have the meaning set forth in the introductory paragraph to
      -------
this Agreement.

     "Closing Date" shall mean the date of execution and delivery of this
      ------------
Agreement.

     "Laser Shares" shall mean all of Seller's capital stock of or other equity
      ------------
interests in the Company.

     "Lien" shall mean any liens, mortgages, security interests, encumbrances,
      ----
pledges, charges, adverse claims, options, buy-sell agreements, right of first refusal agreements, rights or restrictions of any character whatsoever.

     "Material Adverse Effect" shall mean a material adverse effect on the
      -----------------------
business, assets, results of operations, financial condition or prospects of a Person, taken as a whole.

     "Person" shall mean any individual, corporation, partnership, joint
      ------
venture, association, joint-stock company, trust, unincorporated organization or other legal entity or any government or any agency or political subdivision thereof.

     "Purchaser Shares" shall mean 1,150,000 shares of the common stock, par
      ----------------
value $.0001 per share, of Purchaser.

     "Sale Price" shall mean $7,500,000, payable in cash, and the Purchaser
      ----------
Shares.

     "Tax Opinion" shall have the meaning set forth in Section 2.2 hereto.
      -----------


                                   Section 2

                           ACQUISITION OF INTERESTS

     2.1. Purchase and Sale.  On the terms and subject to the conditions hereof,
          -----------------
and in reliance on the representations and warranties of Seller (in the case of Purchaser) and of Purchaser (in the case of Seller) contained herein, on the Closing Date. Seller shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase and accept from Seller, the Laser Shares, in consideration of the delivery to Seller of the Sale Price.

     2.2. Withholding Taxes.  The cash portion of the Sale Price to be paid on
          -----------------
the Closing Date shall be reduced by any applicable withholding taxes required under applicable law to be withheld and paid by Purchaser to U.S. or other taxing authorities with respect to the cash portion of the Sale Price. Such withholding shall be at the applicable statutory rate unless Seller provides Purchaser with an opinion of counsel (the "Tax Opinion") that no such
                                           -----------
withholding is required or that withholding is required at a lower rate. On the Closing Date, Purchaser shall withhold such amounts as calculated in the immediately preceding sentence and send confirmation to Purchaser's independent auditors of the amounts of taxes required to be withheld and paid by Purchaser. Any balance of the amount so withheld shall be remitted promptly to Seller.


                                   Section 3

                                    CLOSING

     3.1. Closing. The closing of the transactions contemplated herein (the
          -------
"Closing") will take place at the offices of Schleifenbaum, Adler & Partner GbR,
 -------
Hindenburgstrasse 1, 57072 Siegen, Germany (or at such other location as the parties hereto may agree) on the Closing Date.

                                   Section 4

                             CONDITIONS TO CLOSING

     4.1. Conditions Precedent to the Obligations of Purchaser.  The obligations
          ----------------------------------------------------
of Purchaser hereunder are subject to the fulfillment (or waiver by Purchaser) on or prior to the Closing Date of each of the following conditions precedent:

     (a)  Approvals. The Company and Seller shall have taken all such actions
          ---------
required to be taken by either of them with respect to this Agreement.

     (b)  No Liens.  The Laser Shares shall have been transferred to Purchaser
          --------
free and clear of all Liens.

     4.2. Conditions Precedent to the Obligations of Seller. The obligations of
          -------------------------------------------------
Seller hereunder are subject to the fulfillment (or waiver by Seller) on or prior to the Closing Date of the following condition precedent:

     (a)  Approval.  Purchaser shall have taken all such actions required to be
          --------
taken by it with respect to this Agreement.


                                   Section 5

                        REPRESENTATIONS AND WARRANTIES

     5.1. Representations and Warranties of Seller.  Seller represents and
          ----------------------------------------
warrants to Purchaser as of the date hereof and as of the Closing Date that:

     (a)  Due Organization, etc.  Seller is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of the United Kingdom. Seller has the requisite corporate power and authority to enter into and perform its obligations hereunder.

     (b)  Authorization; No Conflict.  The execution, delivery and performance
          --------------------------
of this Agreement have been duly authorized by all necessary corporate action on its part and neither the execution and delivery hereof, nor the consummation of the transactions contemplated thereby, nor compliance by Seller with any of the terms and provisions thereof requires or will require any approval or consent, other than such consents and approvals as have been obtained. The execution, delivery and performance by Seller of this Agreement and the transactions (and the consummation of the transactions) contemplated hereby will not: (i) result in the breach of, constitute a default (with or without notice or lapse of time, or both) under, any provision or accelerate any obligation or give rise to the termination of (A) any contract, agreement, debt instrument, indenture, mortgage agreement or other instrument or arrangement to which the Company or Seller is a party or (B) any judgment, order or decree by which the Company or Seller is bound; (ii) result in the imposition of any Lien on any assets of the Company or Seller, or (iii) violate, conflict with or constitute a default of any law, statute, ordinance, rule, regulation or any provision of the formation documents of Seller.

     (c)  Due Organization, etc. of the Company.  The Company is a company duly
          -------------------------------------
organized, validly existing and in good standing under the laws of the Republic of Germany and has the requisite power and authority to carry on its business as now conducted. The Company has been duly qualified as a foreign corporation for the conduct of business and is in good standing under the laws of the jurisdiction in which it conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

     (d)  Enforceability.  This Agreement has been duly executed and delivered
          --------------
by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' rights generally and by general equitable principles.

     (e)  Title to the Laser Shares.  The Laser Shares are the only securities
          -------------------------
and the only equity, profit or capital interests in the Company issued and outstanding and owned by Seller. Seller is the lawful record owner and beneficial owner of the Laser Shares, which have been duly authorized by all necessary action and which are validly issued, fully paid and nonassessable. Seller is, and will be on the Closing Date, the record and beneficial owner and holder of all of the Laser Shares, and on the Closing Date will convey to Purchaser good and marketable title to the Laser Shares free and clear of all Liens.

     (f)  Investment Status.  Seller is purchasing the Purchaser Shares for its
          -----------------
own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

     (g)  Accredited Investor.  Seller is an "accredited investor," as such term
          -------------------
is defined in Rule 501 promulgated under the Securities Act.

     (h)  Rule 144.  Seller understands that the exemption from registration
          --------
afforded by Rule 144 (the provisions of which are known to Purchaser) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

     (i)  Exemption.  Seller hereby acknowledges and agrees that the purchase
          ---------
and sale of the Purchaser Shares are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) and/or Section 3(b) of the Securities Act, and, if applicable, in the sole judgment of the Purchaser, the provisions of Regulation D thereunder, which exemption is dependent upon the truth, completeness and accuracy of the statements made by Seller herein and in any other documents furnished by the Seller to Purchaser.

     5.2. Representations and Warranties of Purchaser.  Purchaser hereby
          -------------------------------------------
represents and warrants as of the date hereof that:

     (a)  Due Organization, etc.  Purchaser is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of the State of Delaware. Purchaser has the requisite corporate power and authority to enter into and perform its obligations hereunder.

     (b)  Authorization; No Conflict.  The execution, delivery and performance
          --------------------------
of this Agreement have been duly authorized by all necessary corporate action on its part and neither the execution and delivery hereof, nor the consummation of the transactions contemplated thereby, nor compliance by Purchaser with any of the terms and provisions thereof requires or will require any approval or consent, other than such consents and approvals as have been obtained. The execution, delivery and performance by Purchaser of this Agreement and the transactions (and the consummation of the transactions) contemplated hereby will not: (i) result in the breach of, or constitute a default (with or without notice or lapse of time, or both) under, any provision of (A) any debt instrument, indenture, mortgage agreement or other instrument or arrangement to which Purchaser is a party or (B) any judgment, order or decree by which Purchaser is bound; or (ii) result in the imposition of any Lien on any assets of Purchaser.

     (c)  Enforceability, etc.  This Agreement has been duly executed and
          --------------------
delivered by Purchaser and (assuming the due authorization, execution and delivery by each other party hereto) constitutes its legal, valid and binding obligation enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' fights generally and by general equitable principles.

     (d)  Investment Status.  Purchaser is purchasing the Laser Shares for its
          -----------------
own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Purchaser acknowledges that the Laser Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

     (e)  Accredited Investor.  Purchaser is an "accredited investor," as such
          -------------------
term is defined in Rule 501 promulgated under the Securities Act.

     (f)  Rule 144.  Purchaser understands that the exemption from registration
          --------
on afforded by Rule 144 (the provisions of which are known to Seller) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

     (g)  Exemption.  Purchaser hereby acknowledges and agrees that the purchase
          ---------
and sale of the Laser Shares are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) and/or Section 3(b) of the Securities Act, and, if applicable, in the sole judgment of the Seller, the provisions of Regulation D thereunder, which exemption is dependent upon the truth, completeness and accuracy of the statements made by Purchaser herein and in any other documents furnished by Purchaser to Seller.


                                   Section 6

                                INDEMNIFICATION

     6.1. General Indemnification.  Each of the parties hereto shall indemnify
          -----------------------
the other against any claim (including all costs, expenses, fees, damages, penalties, fines, obligations, and liabilities, and costs of enforcement (including attorneys' fees)) under this Section 6 which shall result from (a) the incorrectness of any representation or breach of any warranty of such party contained herein or (b) the breach by such party of any of his or its covenants or agreements contained herein. Any amount payable pursuant to this Section 6 shall be paid promptly upon receipt of a written demand therefor from the indemnified party, accompanied by a written statement describing the basis for such indemnity.

     6.2. Indemnity by Fibre Devices.  In consideration of the investment in
          --------------------------
Purchaser by the Investors listed in the Stock Purchase Agreement by and between Purchaser and such Investors (the "Investors") of August 2000 (the "Stock Purchase Agreement") a portion of the proceeds of which have been distributed to Seller, Seller agrees to defend, indemnify and hold harmless each Investor, their affiliates and respective direct and indirect partners (including partners of partners and stockholders and members of partners), and the members, stockholders, directors, officers, employees and agents of each of the foregoing and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (parties receiving the benefit of the indemnification agreement herein shall be referred to collectively as "Indemnified Parties" and individually as an Indemnified Party") from and against any and all losses, claims, damages, obligations, liens, assessments, judgments, fines, liabilities, and other costs and expenses (including, without limitation, interest, penalties and any investigation, legal and other expenses) incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred, of any kind or nature whatsoever which may be sustained or suffered by any such Indemnified Party (a "Loss" or "Losses"), without regard to any investigation by any of the Indemnified Parties, based upon, arising out of, by reason of or otherwise in respect of or in connection with any inaccuracy in or breach of any representation or warranty made by the Purchaser in the Stock Purchase Agreement, or in any schedule or certificate delivered by or on behalf of the Purchaser as part of or pursuant to the Stock Purchase Agreement, or any claim, action or proceeding asserted or instituted or arising out of any matter or thing covered by such representations or warranties.

          Notwithstanding the foregoing, however, (a) Seller shall not be obligated to provide indemnification for Losses in respect of claims made by any Indemnified Party after 31st August 2002 and (b) the maximum amount payable by Seller to all Indemnified Parties for Losses in respect of claims made by the Indemnified Parties for indemnification of this Section 6.2 shall not exceed $7,500,000.

     6.3. Withholding Tax Indemnification.  If Purchaser fails to withhold
          -------------------------------
applicable U.S. withholding taxes on the basis of the Tax Opinion, Seller shall indemnify Purchaser for any adverse consequences resulting from such failure to withhold, including, but not limited to, any taxes, interest or penalties.


                                   Section 7

                                 MISCELLANEOUS

     7.1. Fees and Expenses.  Seller and the Purchaser shall bear their own
          -----------------
respective expenses incurred in connection with this Agreement and consummation of the transactions described therein.

     7.2. Notices.  Unless otherwise specifically provided herein, all notices,
          -------
consents, directions, approvals, instructions, requests, waivers, acceptances, and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service or by hand delivery, or by facsimile communication followed by such courier service delivery, and any such notice shall become effective one business day after delivery to a nationally recognized overnight courier service or if by facsimile communication or by hand delivery, when received, and shall be directed to the address as follows; provided_that from time to time either party may designate a new address for purposes of notice hereunder by notice to the other party:

                    If to Purchaser:

                         IPG Photonics Corporation
                         P.O. Box 519
                         660 Main Street
                         Sturbridge, MA 01566
                         Telephone No.:  (508) 347-6800
                         Telecopy No.:  (508) 347-6838


                    with a copy to:

                         Winston & Strawn
                         200 Park Avenue
                         New York, New York 10166
                         Attention: John W. Kaufmann
                         Telephone No.:  (212) 294-4754
                         Telecopy No.:  (212) 294-4700

                    If to Seller:

                         IP Fibre Devices U.K. (Limited)

                         22 Buckingham Gate
                         London SW I  E 6LB
                         Telephone No.:  (020) 7828-9929
                         Telecopy No.:  (020) 7834-1521

     7.3. Entire Agreement; Amendments.  This Agreement contains the entire
          ----------------------------
agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, whether written or oral. This Agreement may not be amended except by written instrument signed by all of the parties thereto.

     7.4. Successor and Assigns/Third Party Beneficiary.  This Agreement shall
          ---------------------------------------------
be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, personal representatives, successors and assigns. The Investors listed on Exhibit A to the Stock Purchase Agreement relating to the purchase of Series B Convertible Participating Preferred Stock, par value $.0001 per share, of Purchaser shall be third-party beneficiaries of this Agreement.

     7.5. Governing Law/Jurisdiction.  This Agreement shall be construed and
          --------------------------
enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law). All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in a Massachusetts state or federal court sitting in the City of Boston. The parties hereby irrevocably submit to the exclusive jurisdiction of any Massachusetts state or federal court sitting in the City of Boston in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Massachusetts state or federal court. The parties hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

     7.6. Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall constitute but one and the same instrument.

     7.7. Severability.  Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.8.   Headings.  The section and article headings contained herein are for
            --------
convenience only and shall not be construed as part of this Agreement.

     7.9.   Further Assurances.  Each of the parties hereto agrees that it shall
            ------------------
do, execute, acknowledge and deliver all such further actions, conveyances, assignments, transfers, documents and other assurances necessary to effectuate the purpose and carry out the terms and intent of this Agreement.

     7.10.  Tax Consequences.  Purchaser shall have no liability for the tax
            ----------------
consequences to Seller and Seller shall have no liability for the tax consequences to Purchaser as a result of the transactions contemplated hereby.

     7.11.  Survival. The representations, warranties, indemnities and covenants
            --------
contained in this Agreement shall survive indefinitely.

     IN WITNESS WHEREOF, the parties hereto have each caused this Purchase Agreement to be duly executed as of the day and year first written above.



PURCHASER:                              IPG PHOTONICS CORPORATION


                                         By: /s/ Verghese Mammen
                                            ----------------------------
                                         Name:   VERGHESE MAMMEN
                                         Title:  Treasurer



SELLER:                                 IP FIBRE DEVICES U.K. (LIMITED)

                                         By: /s/ Timothy P.V. Mammen
                                             ----------------------------
                                         Name:  M. Timothy P.V. Mammen
                                         Title: Company Secretary